Exhibit 99.1

FLORIDA LIMITED LIABILITY CORPORATION OPERATING AGREEMENT FOR

SDI Next Distribution LLC

An Authorized Member and Managing Member Managed Florida LLC Corporation.

THIS FLORIDA LLC CORPORATION AGREEMENT (the Agreement) is made and entered into this 6th day of December, 2017 but effective as of the 22nd day of August, 2017 by:

NEXT GROUP HOLDINGS, INC. - Title MGRM (MANAGING MEMBER)

1111 BRICKELL AVE, SUITE 2200
MIAMI, FL 33131

FISK HOLDINGS, LLC -Title MGRM (MANAGING MEMBER)

1091 YONKERS AVE.
YONKERS, NY 10704

MAIMON, SHALOM A. - Title AMBR (AUTHORIZED MEMBER)

1111 BRICKELL AVE, SUITE 2200
MIAMI, FL 33131

KAPADIA, SOHEL - Title AMBR (AUTHORIZED MEMBER)

1091 YONKERS AVE.
YONKERS, NY 10704

DE PRADO, MICHAEL A - Title AMBR (AUTHORIZED MEMBER)

1111 BRICKELL AVE, SUITE 2200
MIAMI, FL 33131

and each individual or business entity later subsequently admitted to the Company by unanimous decision of the Managing Members.

As of this date the Managing Members and Authorized Members, through the Registered Agent, Michael A. De Prado, have formed the SDI Next Distribution LLC above under the laws of the State of Florida. Accordingly, in consideration of the conditions contained herein, they agree as follows:

ARTICLE I

Company Formation and Registered Agent

1.1 FORMATION. The Managing Members and Authorized Members hereby form a Florida LLC Corporation (“Company”) subject to the provisions of the Florida Corporation Act as currently in effect as of this date. A Certificate of Formation shall be filed with the Secretary of State.

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1.2 NAME. The name of the Company shall be: SDI Next Distribution LLC

1.3 REGISTERED OFFICE AND AGENT. The location of the registered office of the Company shall be:

Michael A. De Prado, 1111 Brickell Ave., Suite 2200, Miami, FL 33131

1.4 TERM. The Company shall continue for a perpetual period unless dissolved by:

(a) Unanimous decision by the Managing Members; or (b) Any event which makes it unlawful for the business of the Company to be carried on by the Managing Members and Authorized Members; or

(b) Any other event causing a dissolution of a Florida LLC Corporation under the laws of the State of Florida.

(c) The terms listed in Article 8 of the Articles of Organization.

1.5 CONTINUANCE OF COMPANY. Notwithstanding the provisions of ARTICLE 1.4, in the event of an occurrence described in ARTICLE 1.4(c), if there is at least one remaining Managing Member, said remaining Majority Managing Member shall have the right to continue the business of the Company.

1.6 BUSINESS PURPOSE. The purpose of the Company is to engage in any lawful act or activity for which a Florida LLC Corporation may be formed under the Limited Liability statutes of the State of Florida. Specifically, the business will deal exclusively with the distribution of prepaid telecommunications products, prepaid telecommunications services, wholesale telecommunications services, prepaid financial products and prepaid financial services. Additional product lines may be added with unanimous decision by the Managing Members.

1.7 PRINCIPAL PLACE OF BUSINESS. The location of the principal place of business of the Company shall be:

1111 Brickell Ave., Suite 2200, Miami, FL 33131

or at such other place as the Authorized Members from time to time select.

1.8 THE MANAGING MEMBERS AND AUTHORIZED MEMBERS. The name and place of residence of each Managing Member and Authorized Member are contained in Exhibit 2 attached to this Agreement.

1.9 ADMISSION OF ADDITIONAL MANAGING MEMBERS AND AUTHORIZED MEMBERS. Except as otherwise expressly provided in the Agreement, no additional Managing Members and Authorized Members may be admitted to the Company through issuance by the company of a new interest in the Company without the prior unanimous written consent of the Managing Members and Authorized Members.

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ARTICLE 2

Managing Member and Authorized Member Participation

2.1 INITIAL MANAGING MEMBERS AND AUTHORIZED MEMBERSPARTICIPATION. The Managing Members and Authorized Members initially shall participate as described in Exhibit 3a attached to this Agreement.

ARTICLE 3

Profits, Losses and Distributions

3.1 PROFITS/LOSSES. For financial accounting and tax purposes the Company’s net profits or net losses shall be determined on an annual basis and shall be allocated to the Managing Members and Authorized Members in proportion to each Shareholder’s relative participation in the Company as set forth in Exhibit 2 as amended from time to time in accordance with Treasury Regulation 1.704-1.

3.2 DISTRIBUTIONS. The Managing Members shall determine and distribute available funds annually or at more frequent intervals as they see fit. Available funds, as referred to herein, shall mean the net cash of the Company available after appropriate provision for expenses and liabilities, as determined by the Managing Members. Distributions in liquidation of the Company or in liquidation of a Shareholder’s interest shall be made in accordance with the positive capital account balances pursuant to Treasury Regulation 1.704-l(b)(2)(ii)(b)(2). To the extent a Shareholder shall have a negative capital account balance, there shall be a qualified income offset, as set forth in Treasury Regulation 1.704-l(b)(2)(ii)(d).

ARTICLE 4

Management

4.1 MANAGING MEMBERS AND AUTHORIZED MEMBERS. The liability of the Managing Members and Authorized Members shall be limited as provided under the laws of the Florida Corporate statutes. No Managing Member nor Authorized Member shall bean agent of any other competing FinTech or Telecom Company unless approved by majority decision.

4.2 POWERS OF AUTHORIZED MEMBERS. A majority of Authorized Member or Managing Member approval is required to make all decisions as to (a) the sale, development lease or other disposition of the Company’s assets; (b) the purchase or other acquisition of other assets of all kinds; (c) the management of all or any part of the Company’s assets; (d) the borrowing of money and the granting of security interests in the Company’s assets; (e) the pre-payment, refinancing or extension of any loan affecting the Company’s assets; (f ) the compromise or release of any of the Company’s claims or debts; and, (g) the employment of persons, firms or corporations for the operation and management of the company’s business.

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In the exercise of their management powers, the Authorized Members are authorized to execute and deliver (a) all contracts, conveyances, assignments leases, sub-leases, franchise agreements, licensing agreements, management contracts and maintenance contracts covering or affecting the Company’s assets; (b) all checks, drafts and other orders for the payment of the Company’s funds; (c) all promissory notes, loans, security agreements and other similar documents; and, (d) all other instruments of any other kind relating to the Company’s affairs, whether like or unlike the foregoing.

4.3 PRESIDENT. The PRESIDENT shall have primary responsibility for managing the operations of the Company and for effectuating the decisions of the Authorized Members.

4.4 NOMINEE. Title to the Company’s assets shall be held in the Company’s name or in the name of any nominee that the Authorized Members may designate. The Authorized Members shall have power to enter into a nominee agreement with any such person, and such agreement may contain provisions indemnifying the nominee, except for his willful misconduct.

4.5 COMPANY INFORMATION. Upon request, the Authorized Members shall supply to any Managing Member and Authorized Member information regarding the Company or its activities. Each Shareholder, Managing Member and Authorized Member or his authorized representative shall have access to and may inspect and copy all books, records and materials in the Manager’s possession regarding the Company or its activities. The exercise of the rights contained in this ARTICLE 4.6 shall be at the requesting Shareholder, Managing Member and Authorized Member’s expense.

4.6 EXCULPATION. Any act or omission of the Authorized Members, the effect of which may cause or result in loss or damage to the Company or the Managing Members and Authorized Members if done in good faith to promote the best interests of the Company, shall not subject the Authorized Members to any liability to the Managing Members and Authorized Members.

4.7 INDEMNIFICATION. The Company shall indemnify any person who was or is a party defendant or is threatened to be made a party defendant, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a Shareholder, Managing Member and Authorized Member of the Company, Manager, employee or agent of the Company, or is or was serving at the request of the Company, for instant expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the Managing Members and Authorized Members determine that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, and with respect to any criminal action proceeding, has no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of “no lo Contendere” or its equivalent, shall not in itself create a presumption that the person did or did not act in good faith and in a manner which he reasonably believed to be in the best interest of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his/her conduct was lawful.

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4.8 RECORDS. The Authorized Members shall cause the Company to keep at its principal place of business the following:

(a) a current list in alphabetical order of the full name and the last known street address of each Shareholder, Managing Member and Authorized Member;

(b) a copy of the Certificate of Formation and the Company Operating Agreement and all amendments;

(c) copies of the Company’s federal, state and local income tax returns and reports, if any, for the three most recent years;

(d) copies of any financial statements of the Florida LLC Corporation for the three most recent years.

ARTICLE 5

Compensation

5.1 MANAGEMENT FEE. Any Manager rendering services to the Company shall be entitled to compensation commensurate with the value of such services.

5.2 REIMBURSEMENT. The Company shall reimburse the Authorized Members or Managing Members for all reasonable, approved expenses actually incurred by them in managing the Company. Reimbursed approved expenses over $10,000 per month require majority approval.

5.3 SALE OF SDI Next Distribution LLC. If Next Group Holdings is able to sell the Company for a minimum of US$18 million, only a simple majority will be required to approve the transaction. Each Managing Member will be compensated as stated on the “LISTING OF MANAGING MEMBERS”. Currently the distribution of ownership is NEXT GROUP HOLDINGS, INC. - 51% participation and FISK HOLDINGS, LLC - 49% participation.

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ARTICLE 6

Bookkeeping

6.1 BOOKS. The Authorized Members shall maintain complete and accurate books of account of the Company’s affairs at the Company’s principal place of business. Such books shall be kept on such method of accounting as the Authorized Members shall select. The company’s accounting period shall be the calendar year.

6.2 SHAREHOLDER’S ACCOUNTS. The Authorized Members shall maintain separate capital and distribution accounts for each Managing Member. Each Managing Member’s capital account shall be determined and maintained in the manner set forth in Treasury Regulation 1.704-l(b)(2)(iv) and shall consist of his initial capital contribution increased by:

(a) any additional capital contribution made by him/her;

(b) credit balances transferred from his distribution account to his capital account;
and decreased by:

(a) distributions to him/her in reduction of Company capital;

(b) the Managing Member’s share of Company losses if charged to his/her capital account.

6.3 REPORTS. The Authorized Members shall close the books of account after the close of each calendar year, and shall prepare and send to each Managing Member a statement of such Managing Member’s distributive share of income and expense for income tax reporting purposes.

ARTICLE 7

Transfers

7.1 ASSIGNMENT. If at any time a Managing Member proposes to sell, assign or otherwise dispose of all or any part of his interest in the Company, such Managing Member shall first make a written offer to sell such interest to the other Managing Members at a price determined by mutual agreement. If such other Managing Members decline or fail to elect such interest within thirty (30) days, and if the sale or assignment is made and the Managing Members fail to approve this sale or assignment unanimously then, pursuant to the Florida Corporate statutes, the purchaser or assignee shall have “non-voting shares” and shall have no right to participate in the management of the business and affairs of the Company. The purchaser or assignee shall only be entitled to receive the share of the profits or other compensation by way of income and the return of contributions to which that Managing Member would otherwise be entitled.

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Signed and Agreed this 6th day of December, 2017 but effective as of the 22nd day of August, 2017.

If this document is not fully executed by all parties by 11:59 PM on Dec. 7, 2017, this Agreement is null and void.

/s/ Next Group Holdings, Inc.	/s/ Fisk Holdings, LLC
Next Group Holdings, Inc. – Managing Member	Fisk Holdings, LLC – Managing Member

/s/ Shalom A. Maimon	/s/ Sohel Kapadia
Shalom A. Maimon– Authorized Member	Sohel Kapadia – Authorized Member

/s/ Michael De Prado
Michael De Prado – Authorized Member

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FLORIDA LLC CORPORATION OPERATING AGREEMENT

FOR SDI Next Distribution LLC

LISTING OF AUTHORIZED MEMBERS

By a majority vote of the Managing Members and Authorized Members the following Authorized Members were elected to operate the Company pursuant to ARTICLE 4 of the Agreement:

Shalom A. Maimon– Authorized Member

Sohel Kapadia– Authorized Member

Michael De Prado– Authorized Member

The above listed Authorized Members(s) will serve in their capacities until their unfortunate death or upon their voluntary resignation. In case of death, the shares and financial rights will be transferred to the Managing Members estate, without voting rights as if a transfer had occurred.

Signed and Agreed this 6th day of December, 2017 but effective as of the 22nd day of August, 2017. If this document is not fully executed by all parties by 11:59 PM on Dec. 7, 2017, this Agreement is null and void.

/s/ Next Group Holdings, Inc.
Next Group Holdings, Inc. – Managing Member

/s/ Fisk Holdings, LLC
Fisk Holdings, LLC – Managing Member

/s/ Shalom A. Maimon
Shalom A. Maimon– Authorized Member

/s/ Sohel Kapadia
Sohel Kapadia– Authorized Member

/s/ Michael De Prado
Michael De Prado– Authorized Member

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FLORIDA LLC CORPORATION OPERATING AGREEMENT

FOR SDI Next Distribution LLC

LISTING OF MANAGING MEMBERS

As of the 22nd day of August, 2017 the following is a list of Managing Members of the Company and their respective participation:

The company was formed with the following participation:

NEXT GROUP HOLDINGS, INC.    - 51% participation

1111 BRICKELL AVE, SUITE 2200
MIAMI, FL 33131

FISK HOLDINGS, LLC - 49% participation

1091 YONKERS AVE.

YONKERS, NY 10704

Authorized by Authorized Members and Managing Members as of this 6th day of December, 2017 but effective as of the 22nd day of August, 2017. If this document is not fully executed by all parties by 11:59 PM on Dec. 7, 2017, this Agreement is null and void.

/s/ Next Group Holdings, Inc.
Next Group Holdings, Inc. – Managing Member

/s/ Fisk Holdings, LLC
Fisk Holdings, LLC – Managing Member

/s/ Shalom A. Maimon
Shalom A. Maimon– Authorized Member

/s/ Sohel Kapadia
Sohel Kapadia– Authorized Member

/s/ Michael De Prado
Michael De Prado– Authorized Member

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FLORIDA LLC CORPORATION OPERATING AGREEMENT

FOR SDI Next Distribution LLC

CAPITAL CONTRIBUTIONS

Pursuant to ARTICLE 2, the Managing Members and Authorized Members’ initial contribution to the Company capital is stated as listed below. The description and each individual portion of this initial contribution is as follows:

Next Group Holdings, Inc. – Managing Member

Contribution of $500,000.00 (five hundred thousand dollars) during 12 months starting December 2017. Contribution amounts may be provided by cash deposit or gross profit from telecommunications traffic sales coordinated by Next Group Holdings, Inc.

Month 1	$16,000	Month 5	$36,000	Month 9	$50,000
Month 2	$20,000	Month 6	$50,000	Month 10	$50,000
Month 3	$24,000	Month 7	$50,000	Month 11	$50,000
Month 4	$28,000	Month 8	$50,000	Month 12	$76,000

Fisk Holdings, LLC – Managing Member

Contribution of 30,000 (thirty thousand) active Point of Sale locations for distribution of retail telecommunications and prepaid financial products and services to include, but not be limited to: prepaid general purpose reload cards, prepaid gift cards, prepaid money transfer, prepaid utility payments, and other prepaid products.

SIGNED AND AGREED this 6th day of December, 2017 but effective as of the 22nd day of August, 2017. If this document is not fully executed by all parties by 11:59 PM on Dec. 7, 2017, this Agreement is null and void.

/s/ Next Group Holdings, Inc.	/s/ Shalom A. Maimon
Next Group Holdings, Inc. – Managing Member	Shalom A. Maimon – Authorized Member

/s/ Fisk Holdings, LLC	/s/ Sohel Kapadia
Fisk Holdings, LLC – Managing Member	Sohel Kapadia– Authorized Member

/s/ Michael De Prado
Michael De Prado– Authorized Member

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